Exhibit 99.1

Verra Mobility Appoints Jon Newhard as Chief Executive Officer

Jon Newhard brings more than two decades of technology-forward transportation and mobility leadership experience to the Company

MESA, Ariz., October 2, 2026 — Verra Mobility Corporation (NASDAQ: VRRM), a leading provider of smart mobility technology solutions, today announced that Jon Newhard has been appointed President and Chief Executive Officer, effective November 1, 2026.

Mr. Newhard brings more than two decades of experience in the transportation and mobility industry, including his most recent position as Chief Executive Officer of Yunex Traffic GmbH. Mr. Newhard has deep expertise across intelligent transportation systems, information technology, business development and commercial strategy.

“We are pleased to appoint Jon Newhard to help us lead Verra Mobility and chart the Company’s next phase,” said Patrick Byrne, Chairman of the Board. “Jon is a seasoned executive with deep industry knowledge, a customer-centric approach and a strong track record of improving financial performance. In addition, his experience growing and scaling established businesses through periods of transformation makes him the ideal leader for Verra Mobility at this pivotal moment for the Company. We look forward to partnering closely with Jon as we drive the business forward to meet the evolving smart mobility needs of the communities we serve and drive shareholder value.”

“I am thrilled to lead Verra Mobility as its new CEO,” said incoming President and Chief Executive Officer, Jon Newhard. “Having served in various leadership roles in related industries over the past two decades, I have a deep appreciation for the important role Verra Mobility plays in making transportation safer, more efficient and more accessible. The Company has strong business fundamentals and a deep bench of talented employees who drive the business forward every day. I am excited to work with the team to build on our strengths, accelerate our impact and create value for all stakeholders.”

Mr. Newhard succeeds Jon Keyser, who has served as Interim President and Chief Executive Officer since June 2026. Mr. Keyser and the Board have mutually agreed that he will remain with the Company in an advisory capacity to support a smooth transition before departing to pursue other opportunities.

“On behalf of the Board, I want to thank Jon Keyser for his leadership through a dynamic time for Verra Mobility,” Mr. Byrne continued. “We appreciate his willingness to serve as interim CEO and lead our efforts to stabilize the business, simplify our organizational structure and advance key operational priorities. We are grateful for Jon’s many contributions over the years, and we appreciate his commitment to ensuring a smooth transition.”

“It has been a privilege to lead Verra Mobility and work alongside such a talented team,” said Mr. Keyser. “I am proud of the progress we have made at a critical juncture, while continuing to advance our leading technology platform. I am confident that the Company is well positioned to pursue the opportunities ahead.”

Mr. Newhard’s appointment is the successful result of a comprehensive search the Board conducted with the support of leading executive search firm Spencer Stuart.

About Jon Newhard

Jon Newhard brings more than two decades of experience across intelligent transportation systems, enterprise software and technology-enabled businesses. Most recently, he served as Chief Executive Officer of Yunex Traffic GmbH, a global provider of intelligent transportation systems and smart mobility solutions, where he was responsible for the Company’s strategy, operations and financial performance across a global footprint. Previously, Mr. Newhard served as Chief Executive Officer of Clinc, Inc., an AI company; General Manager of Cubic ITS; and Chief Executive Officer of Advanced Traffic Solutions Inc. (Trafficware), where he led the Company’s turnaround and growth strategy through its acquisition by Cubic Corporation. He previously served as Chairman of Miovision and on the board of Synapse ITS. He holds a degree in Economics and Engineering from the United States Military Academy at West Point and an MBA from Harvard Business School.

About Verra Mobility

Verra Mobility Corporation (NASDAQ: VRRM) is a leading provider of smart mobility technology solutions that make transportation safer, smarter and more connected. The company sits at the center of the mobility ecosystem, bringing together vehicles, hardware, software, data and people to enable safe, efficient solutions for customers globally. Verra Mobility’s transportation safety systems and parking management solutions protect lives, improve urban and motorway mobility and support healthier communities. The company also solves complex payment, utilization and compliance challenges for fleet owners and rental car companies. Headquartered in Arizona, Verra Mobility operates in North America, Europe, Asia and Australia. For more information, please visit www.verramobility.com.

Forward-Looking Statements

This press release contains forward-looking statements which address our expected future business and performance, and may contain words such as “goal,” “target,” “future,” “estimate,” “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “project,” “may,” “should,” “will” or similar expressions. Forward-looking statements include statements regarding our technology, our ability to drive the business forward to meet the evolving smart mobility needs of the communities we serve and drive shareholder value, our ability to build on our strengths and accelerate our impact and create value for all stakeholders, any other statements about our management’s future expectations, beliefs, goals, plans or prospects, and all statements other than historical facts. Forward-looking statements involve risks and uncertainties, and a number of factors could cause actual results to differ materially from those currently anticipated. These factors include, but are not limited to, the impact of negative industry and macroeconomic conditions, including inflation and higher interest rates, the impact of government actions and regulations, such as tariffs, trade protection measures, and military conflicts, on our customers or Verra Mobility; customer concentration in our Commercial Services and Government Solutions segments, including risks impacting these segments such as travel demand and legislation, and the risk of losing a customer; risks related to our contract with NYCDOT, which comprises a material portion of our revenue, including the timing of payments; risks associated with fluctuations in fleet volume under our arrangements with our significant Commercial Services customers; risks associated with the renewal of Commercial Services customer agreements or termination of any such contracts; risks related to the contractual renewal discussions with our third significant Commercial Services customer; risks and uncertainties related to our government contracts, including legislative changes, termination rights, delays in payments, audits, and investigations; decreases in the prevalence or political acceptance of, or an increase in governmental restrictions regarding, automated and other similar methods of photo enforcement, parking solutions, or the use of tolling; our ability to successfully implement our acquisition strategy or integrate acquisitions; failures in or breaches of our networks or systems, including as a result of cyber-attacks or other incidents; risks and uncertainties related to our international operations and our ability to develop and successfully market new products and technologies into new markets; our failure to acquire necessary intellectual property or adequately protect our intellectual property; our ability to manage our substantial level of indebtedness; our ability to maintain effective internal controls over financial reporting; risks related to our goodwill and intangible assets, which have been subject to impairment and may be subject to further impairment in the future; our ability to properly perform under our contracts and otherwise satisfy our customers; risks associated with the use of artificial intelligence (“AI”) and related tools and our ability to achieve expected benefits from AI; our ability to incorporate AI into our business and transform our data into valuable insights, deliver more intelligent software and hardware, improve our efficiency of our operations and create a new generation of AI-enabled transportation solutions that strengthens customer outcomes, improves roadway safety and increases the long-term value of our technology platform; decreased interest in outsourcing from our customers; our ability to keep up with technological developments and changing customer preferences; our ability to compete in a highly competitive and rapidly evolving market; risks and uncertainties related to our share repurchase program; risks and uncertainties related to litigation, including pending securities litigation, and other disputes and regulatory investigations; our reliance on specialized third-party providers; and other risks and uncertainties indicated from time to time in documents we filed or will file with the Securities and Exchange Commission (the “SEC”). In addition, no assurance can be given that any plan, initiative, projection, goal, commitment, expectation, or prospect set forth in this press release can or will be achieved. This press release should be read in conjunction with the information included in our other press releases, reports, and other filings with the SEC. Additional information regarding the factors that may cause actual results to differ materially from these forward-looking statements is available in our SEC filings, including our 2025 Annual Report on Form 10-K and first and second quarter 2026 Quarterly Reports on Form 10-Q. These forward-looking statements speak only as of the date of this press release and except to the extent required by applicable law, we do not assume any obligation to update or revise any forward-looking statement, whether as a result of new information, future events and developments, or otherwise. Understanding the information contained in these filings is important in order to fully understand our reported financial results and our business outlook for future periods.

Media Relations:

Valerie Schneider

valerie.schneider@verramobility.com

Investor Relations:

Mark Zindler

mark.zindler@verramobility.com